Exhibit 10.1.43

AMENDMENT SIX (TO UNIFIED IN-FLIGHT CONNECTIVITY HARDWARE, SERVICES AND MAINTENANCE AGREEMENT)

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

This Amendment Six (this “Amendment”) to the Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement, dated as of February 1, 2017, as previously amended (as so amended, the “Original Agreement”), by and between American Airlines, Inc. (“American”) and Gogo LLC (“Gogo”) (collectively the “Parties” and individually a “Party”), is made and entered into this 5 day of December 2019.

WHEREAS, American and Gogo entered into Amendment Two to the Original Agreement on August 24, 2017 (“Amendment Two”) to extend the scope of the Original Agreement to include the installation of the 2Ku Solution and provision of certain Gogo Services on [***]; and

WHEREAS, American and Gogo desire to further extend the scope of the Original Agreement to include the installation of the 2Ku Solution and provision of certain Gogo Services on an [***], all in accordance with the terms detailed in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, American and Gogo agree as follows:

1	Amendments.

A.	Exhibit A-1-A from Amendment Two of the Original Agreement is replaced in its entirety with a new Exhibit A-1-A as set forth in Appendix A, attached hereto.

B.

Solely with regard to the [***] set forth in Table B of the new Exhibit A-1-A, and notwithstanding anything to the contrary in Section 1 of Exhibit D to the Original Agreement or Section 1 of Exhibit B from Amendment Two, the per Shipset price for 2Ku Shipsets for each of the [***] set forth in Table B of the new Exhibit A-1-A is $[***] (including all LRUs, WAPs, Wiring, Radome and Antenna(e) and NRE). There is no obligation for Gogo to buy back any Shipset associated with [***].

C.

Gogo shall provide at no charge to American one (1) on-site support technician for the first (1st) install of the 2Ku Solution on the [***] in Table B. If additional support is requested, American shall pay the support fees set forth in Section 1.5.3 of Exhibit D of the Original Agreement.

D.

Notwithstanding anything to the contrary in the Original Agreement, the Session Pricing for the [***] is and shall be as set forth in the April 22, 2019 Letter Agreement entered into by the Parties (the “Letter Agreement”).

Amendment Six (to Unified In-Flight Connectivity Hardware,

Services and Maintenance Agreement)

E.	Section 5 and Section 6 of Exhibit B from Amendment Two to the Original Agreement are hereby deleted in their entirety.

2

Entire Agreement/Amendment. This Amendment constitutes the full and complete understanding of the Parties with respect to the subject matter of this Amendment and supersedes all prior agreements and understandings between the Parties with respect to the subject matter. This Amendment may be modified only by written agreement signed by authorized representatives of both Parties.

3

Effectiveness of Agreement. Except as specifically amended by this Amendment, the Original Agreement remains in full force and effect. All capitalized terms used but not defined herein shall have the respective meanings applied to them in the Original Agreement.

GOGO:		AMERICAN:

GOGO LLC		AMERICAN AIRLINES, INC.

By:	/s/ Ben Murphy	By:	/s/ Jimmy James
Printed Name: Ben Murphy		Printed Name: Jimmy James
Title:	VP Accounts	Title:	MD, Tech Ops Procurement

Date: 12/16/2019		Date: 1/7/2020

Gogo and American Airlines Confidential and Proprietary

Amendment Six (to Unified In-Flight Connectivity Hardware,

Services and Maintenance Agreement)

Appendix A

[***]Table A*

[***]

*

The Term for the aircraft identified above in Table A expires on January 1, 2022 pursuant to the terms of the Letter Agreement. The Initial Warranty Period for the aircraft in Table A expired on September 30, 2019. These aircraft are currently within the Extended Warranty Period as set forth in Section 9.2 of the Original Agreement.

Table B**

[***]

**

The Term for the aircraft identified above in Table B expires January 1, 2022 pursuant to the terms of the Letter Agreement. The Initial Warranty Period for the Aircraft in Table B is for three (3) years from the installation date of 2Ku Equipment on each aircraft and subject to the Extended Warranty Period thereafter.

Gogo and American Airlines Confidential and Proprietary